Exhibit 10.6

Tyme Technologies, Inc.

Amendment to

Nonqualified Stock Option Agreement

This Amendment to Nonqualified Stock Option Agreement (the “Amendment”), dated ________, 2018 (the “Effective Date”) is made by and between Tyme Technologies, Inc., a Delaware corporation (the “Company”), and ____________ (the “Optionee”).

WHEREAS,  on May 24, 2018 (the “Date of Grant”), the Company, pursuant to the Company’s 2015 Equity Incentive Plan (the “Plan”), granted Optionee a nonqualified stock option (the “Option”) to purchase a total of _________ shares (the “Shares”) of the common stock, par value $0.0001 per share (the “Common Stock”), of the Company, at the exercise price of $2.90 per Share (the “Exercise Price”), on the terms and conditions set forth in the Nonqualified Stock Option Plan Agreement, dated as of the Date of Grant (the “Prior Award”)

WHEREAS, the Prior Award provided for a four year vesting schedule for the Option;

WHEREAS, the Company wishes to modify the Prior Award to provide the Optionee with a modified vesting schedule of the Option to reflect a three year Option vesting schedule;

NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Optionee hereby agree as follows:

1.	Amendment of Section 8. Section 8(a) of the Prior Award is hereby deleted in its entirety and replaced with the following:

(a)Except as otherwise provided herein, the Option shall become exercisable according to the following schedule, provided that the Optionee is employed by the Company on such date:

Date	Number of Shares
08/24/2018	1/12th of shares for each grant
11/24/2018	1/12th of shares for each grant
02/24/2019	1/12th of shares for each grant
05/24/2019	1/12th of shares for each grant
08/24/2018	1/12th of shares for each grant
11/24/2018	1/12th of shares for each grant
02/24/2019	1/12th of shares for each grant
05/24/2019	1/12th of shares for each grant
08/24/2018	1/12th of shares for each grant
11/24/2018	1/12th of shares for each grant
02/24/2019	1/12th of shares for each grant
05/24/2019	1/12th of shares for each grant

2.	Survival. Except as modified hereby, the Prior Award continues in full force and effect, unmodified in any way.
3.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment to Nonqualified Stock Option Agreement as of the date first written above.

Tyme Technologies, Inc.

By:
Steve Hoffman
Chief Executive Officer

Optionee

By:
Name:

[Signature Page to Amendment to Nonqualified Stock Option Award]